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                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Gary Crittenden, Stephen P. Norman, and Louise M. Parent and each of them severally, his or her true and lawful attorney-in-fact, with power to act with or without each other and with power of substitution and resubstitution, to execute in his or her name, place, and stead in capacity as a director or officer of American Express Company, a registration statement covering primary and secondary offerings of debt securities, preferred shares, common shares, and warrants of American Express Company in such amounts as may result in proceeds to American Express Company of up to an aggregate of $4,800,000,000, any and all amendments to such registration statement, with exhibits thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitutes, may do or cause to be done by virtue hereof.

    This Power of Attorney may be executed in counterparts.

    IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney as of the 2nd day of September, 2003.

                                          AMERICAN EXPRESS COMPANY

                                          By: /s/ GARY CRITTENDEN
                                              .................................
                                              Gary Crittenden
                                              Executive Vice President and
                                              Chief Financial Officer

[CORPORATE SEAL]

Attest: /s/ STEPHEN P. NORMAN
        ...............................
        Stephen P. Norman
        Secretary



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/s/ KENNETH I. CHENAULT
................................................
Kenneth I. Chenault
Chairman, Chief Executive Officer and Director

/s/ GARY CRITTENDEN
................................................
Gary Crittenden
Executive Vice President and
Chief Financial Officer

/s/ DANIEL F. AKERSON
................................................
Daniel F. Akerson
Director

/s/ CHARLENE BARSHEFSKY
................................................
Charlene Barshefsky
Director

/s/ WILLIAM G. BOWEN
................................................
William G. Bowen
Director

/s/ PETER R. DOLAN
................................................
Peter R. Dolan
Director

/s/ F. ROSS JOHNSON
................................................
F. Ross Johnson
Director

/s/ VERNON E. JORDAN, JR.
................................................
Vernon E. Jordan, Jr.
Director

/s/ JAN LESCHLY
................................................
Jan Leschly
Director

................................................
Richard McGinn
Director

/s/ FRANK P. POPOFF
................................................
Frank P. Popoff
Director

/s/ ROBERT D. WALTER
................................................
Robert D. Walter
Director